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                                                                 EXHIBIT 10.20.5

                            AMENDMENT NUMBER 5 TO
                            AMENDED AND RESTATED
                         LOAN AND SECURITY AGREEMENT





                                     By





                          SPORT SUPPLY GROUP, INC.,
                           A Delaware Corporation

                                  Borrower





              SPORT SUPPLY GROUP INTERNATIONAL HOLDINGS, INC.,
                           A Delaware Corporation

                                  Guarantor





                                     And





                       LASALLE BUSINESS CREDIT, INC.,
             Formerly Known As StanChart Business Credit, Inc.,
                           A Delaware Corporation

                                   LaSalle





                                                  Dated As Of January 27, 1997
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                            AMENDMENT NUMBER 5 TO
                            AMENDED AND RESTATED
                         LOAN AND SECURITY AGREEMENT


       THIS AMENDMENT NUMBER 5 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") is made as of January 27, 1997, by and between SPORT SUPPLY GROUP, INC., a Delaware corporation ("Borrower"), SPORT SUPPLY GROUP INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Guarantor"), and LASALLE BUSINESS CREDIT, INC., formerly known as StanChart Business Credit, Inc., a Delaware corporation ("LaSalle").

                                  RECITALS

       Pursuant to the Amended and Restated Loan and Security Agreement between the Borrower and LaSalle dated March 23, 1995, as modified by (i) the Amendment Number 1 to Amended and Restated Loan and Security Agreement dated December 20, 1995, (ii) a letter agreement dated February 2, 1996, (iii) the Amendment Number 2 to Amended and Restated Loan and Security Agreement dated March 12, 1996, (iv) the Amendment Number 3 to Amended and Restated Loan and Security Agreement dated September 19, 1996, and (v) the Amendment Number 4 to Amended and Restated Loan and Security Agreement dated November 27, 1996 (collectively, "Agreement"), the Borrower is indebted to LaSalle in connection with: (a) revolving loans in the maximum aggregate principal amount outstanding at any one time of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00) (collectively, "Revolving Loans"); and (b) a term loan in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,00.00) ("Term Loan"). Pursuant to a Guaranty Agreement dated September 16, 1994, the Guarantor has guaranteed the payment and performance of all of the Borrower's obligations to LaSalle, including without limitation the Borrower's obligations under the Agreement. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meanings given to such terms in the Agreement.

       The Borrower has requested that LaSalle extend the maturity date of the Loans. LaSalle has agreed to the Borrower's request, but only in accordance with the terms set forth in this Amendment.

       NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

       1. Recitals. The Recitals set forth above are hereby incorporated into this Amendment by reference, and the Borrower and the Guarantor acknowledge that the Recitals are accurate in all respects.
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       2.     Amendment.  Section 3.1(a) of the Agreement is amended by
replacing the reference therein to the expiration date of "October 31, 1997" with "November 14, 1997."

       3. Cost And Expenses. Borrower shall pay, upon demand by LaSalle, all costs and expenses incurred by LaSalle in connection with the transactions described in this Amendment.

       4. Warranties And Representations. As an inducement to LaSalle to enter into this Amendment, Borrower makes the following representations and warranties to LaSalle and acknowledges LaSalle's justifiable reliance thereon:

              a. Except for violations which may result from changes incurred by Borrower on or about December 10, 1996 in connection with severance payments payable to Michael Blumenfeld and payments for puts on options held by Terrence Babilla, as of the date of this Amendment, the Borrower is not in default under the Agreement or any of the other Loan Documents, and Borrower is in full compliance with all of the terms and conditions thereof;

              b. Except for violations which may result from changes incurred by Borrower on or about December 10, 1996 in connection with severance payments payable to Michael Blumenfeld and payments for puts on options held by Terrence Babilla, as of the date of this Amendment, no event exists which is, or which with the passage of time, the giving of notice, or both, would constitute a default under the Agreement or any of the Loan Documents;

              c. All warranties and representations previously made to LaSalle by Borrower in connection with the Loan Documents remain true, accurate and complete, as of the date made;

              d. Except as previously described in writing to LaSalle, there have been no material adverse changes in Borrower's finances or operations; and

              e. The Agreement, as modified and amended herein, is the valid and binding obligation of Borrower and is fully enforceable in accordance with its terms.

       5. Release. Borrower releases, acquits and forever discharges LaSalle and LaSalle's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives from any and all claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against the Borrower's obligation under the Loan Documents, and liabilities of any kind or character whatsoever, known or unknown, which Borrower ever had or now has against LaSalle or any of LaSalle's subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys or representatives.





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       6.     No Novation.  The parties to this Amendment specifically intend that the amendment of the Agreement pursuant to this Amendment shall not constitute a novation and shall not extinguish, terminate, affect or impair Borrower's obligations under the Loan Documents.

       7. Other Terms. Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by Borrower.

       8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and LaSalle and their respective successors and assigns.

       IN WITNESS WHEREOF, this Amendment is executed under seal on the date first above written.

WITNESS/ATTEST:                       BORROWER:

                                      SPORT SUPPLY GROUP, INC.,
                                      A Delaware Corporation


                                      By:                             (SEAL)
-----------------------------            -----------------------------
                                         Name:
                                              ------------------------
                                         Title:
                                               -----------------------


                                      GUARANTOR:

                                      SPORT SUPPLY GROUP INTERNATIONAL
                                      HOLDINGS, INC.,
                                      A Delaware Corporation



                                      By:                             (SEAL)
-----------------------------            -----------------------------
                                         Name:
                                              ------------------------
                                         Title:
                                               -----------------------


                                      LASALLE:

                                      LASALLE BUSINESS CREDIT, INC.,
                                      A Delaware Corporation



                                      By:                             (SEAL)
-----------------------------            -----------------------------
                                         Herbert M. Kidd, II,
                                         First Vice President





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                                ACKNOWLEDGEMENTS


STATE OF _______________, CITY/COUNTY OF _________________, TO WIT:

       I HEREBY CERTIFY that on this _____ day of January, 1997, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared ___________________________, and acknowledged himself to be the
____________________ of SPORT SUPPLY GROUP, INC., a Delaware corporation, and that he, as such _________________ being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of SPORT SUPPLY GROUP, INC., by himself as ___________________.

       IN WITNESS MY Hand and Notarial Seal.


                                                                      (SEAL)
                                      --------------------------------
                                                NOTARY PUBLIC
My Commission Expires:


----------------------------


STATE OF _______________, CITY/COUNTY OF _________________, TO WIT:

       I HEREBY CERTIFY that on this _____ day of January, 1997, before me, the undersigned Notary Public of the jurisdiction aforesaid, personally appeared ____________________________, and acknowledged himself to be the
___________________ of SPORT SUPPLY GROUP INTERNATIONAL HOLDINGS, INC., a Delaware corporation, and that he, as such ___________________ being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of SPORT SUPPLY GROUP INTERNATIONAL HOLDINGS, INC., by himself as ___________________.

       IN WITNESS MY Hand and Notarial Seal.


                                                                      (SEAL)
                                      --------------------------------
                                                NOTARY PUBLIC
My Commission Expires:


----------------------------





                                       4
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STATE OF MARYLAND, CITY/COUNTY OF ______________________, TO WIT:

       I HEREBY CERTIFY, that on this ____ day of January, 1997, before me, the undersigned a Notary Public of the State of Maryland, personally appeared Herbert M. Kidd, II, who acknowledged himself to be a First Vice President of LASALLE BUSINESS CREDIT, INC., a Delaware corporation, and acknowledged that he, as such First Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of LASALLE BUSINESS CREDIT, INC. by himself as First Vice President.

       IN WITNESS MY Hand and Notarial Seal.



                                                                      (SEAL)
                                      --------------------------------
                                                NOTARY PUBLIC
My Commission Expires:


----------------------------





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